UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7396

Managed High Income Portfolio Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: February 28
Date of reporting period: February 28, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

Managed
HIGH	INCOME
PORTFOLIO INC.

Annual
Report
February 28, 2005

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the 12-month period ended February 28, 2005. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] growth was a robust 4.0% in the third quarter. The preliminary estimate for fourth quarter GDP growth was 3.8%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% on June 30,

2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, December 2004 and February 2005, bringing the federal funds rate to 2.50%. Following the end of the fund’s reporting period, at its March meeting, the Fed increased the target rate by an additional 0.25% to 2.75%.	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Regardless of the economic expansion and higher interest rates, the overall bond market posted a modest gain during the period. The best returns were generated by the riskier fixed income asset classes, such as high-yield bonds and emerging market debt, as investors searched for incremental yields.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

1

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

March 23, 2005

2

Performance Review

For the 12 months ended February 28, 2005, the Managed High Income Portfolio Inc. returned 1.45%, based on its New York Stock Exchange (“NYSE”) market price and 10.33% based on its net asset value (“NAV”)iv per share. In comparison, the fund’s unmanaged benchmark, the Citigroup High Yield Index,[v] returned 11.00% and the Lipper High Current Yield Closed-End Funds Category Averagevi was 12.34% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the fund made distributions to shareholders totaling $0.579 per share. The performance table shows the fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of February 28, 2005. Past performance is no guarantee of future results. The fund’s yields will vary.

FUND PERFORMANCE AS OF FEBRUARY 28, 2005 (unaudited)

Price Per Share	30-Day SEC Yield	12-Month Total Return
$7.20 (NAV)	6.45%	10.33%
$6.49 (Market Price)	7.16%	1.45%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. These yields are as of February 28, 2005 and are subject to change.

3

Market Overview

During the 12 months ended February 28, 2005, the high-yield market, as represented by the Citigroup High Yield Market Index, returned 11.00%. The high-yield market’s strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds through most of the period.

The high-yield market started the fund’s fiscal year slowly after its strong rally in 2003 and the first two months of 2004, with declines early in the period on a flight to quality as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds higher. Large mutual fund outflows, continued profit taking and greater focus on company fundamentals also stalled the market’s momentum. Volatility in the U.S. Treasury market played a pivotal role in driving high-yield market activity during the early part of the year. Particularly, in April and May, an improving labor market and fears of rising inflation sparked a sell-off in U.S. Treasury bonds, resulting in negative returns across most fixed income markets, including high-yield, and large mutual fund redemptions.

However, the high-yield bond market rallied for the remainder of 2004 due to increased investor confidence that inflation was contained and the Fed would raise rates at a “measured pace.” This resulted in a strong rally in U.S. Treasuries and tighter spreads across fixed income asset classes. Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high-yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during the year and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

The market flattened out in January of 2005 as investors became concerned about the potential for a more aggressive stance by the Fed. In addition, the technical picture turned mildly negative amid resumed mutual fund outflows and relatively tight spreads, but advanced again in February on better bids for existing paper in the secondary market.

Based on the 7.05% yieldvii of the Citigroup High Yield Market Index as of February 28, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury notes.viii However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

4

Factors Influencing Fund Performance

Over the 12 months ending February 28, 2005, the fund benefited from its underweighting in issues rated BB and in the retail sector, its overweighting in the chemicals and tower sectors and its security selection. Fund performance was adversely affected by its underweight position in the telecommunications, utilities and energy sectors and its overweight in the cable and media sector. The fund remained overweight in lower-rated securities based upon our rationale that these securities could benefit the most from an improving economy and potentially outperform higher-rated quality credits if interest rates were to rise.

Looking for Additional Information?

The fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMHYX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current net asset value, market price, and other information.

Thank you for your investment in the Managed High Income Portfolio Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Beth A. Semmel, CFA Vice President and Investment Officer March 23, 2005	Peter J. Wilby, CFA Vice President and Investment Officer

5

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2005 were: Telecommunications (14.4%), Cable (9.0%), Energy (7.9%), Hotels/Casinos/Gaming (6.9%) and Utilities (6.4%). The fund’s portfolio composition is subject to change at any time.

RISKS: The fund invests in high yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. In addition, the fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
[i]i	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
[i]ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.
[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
vi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 8 funds in the fund’s Lipper category, and excluding sales charges.
vii	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.
viii	Yields are subject to change and will fluctuate.

6

FUND AT A GLANCE (unaudited)

Investment Breakdown

7

Take Advantage of the Fund’s Dividend Reinvestment Plan!

    As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund’s Plan begins on page 46. Below is a short summary of how the Plan works.

Plan Summary

    If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

    The number of shares of common stock of the Fund that you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share, or 95% of the market price, whichever is greater.

    If the NAV per share at the time of valuation is greater than the market price of the common stock, the Purchasing Agent will buy common stock for your account in the open market.

    If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of the Fund’s NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

    To find out more detailed information about the Plan and about how you can participate, please call PFPC Inc. at 1 (800) 331-1710.

8

SCHEDULE OF INVESTMENTS
February 28, 2005

Face Amount	Rating(a)	Security	Value

CORPORATE BONDS AND NOTES — 91.2%
Aerospace/Defense — 0.1%
$400,000	BB-	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	$446,000

Airlines — 0.5%
1,435,000	B	Continental Airlines, Inc., Pass-Through
		Trust Certificates, Series 2001-2, Class D,
		7.568% due 12/1/06	1,113,808
		United Airlines, Inc., Pass-Through Certificates:
1,443,358	NR	Series 2000-2, Class B,
		7.811% due 10/1/09 (b)	423,214
		Series 2001-1:
275,000	NR	Class B, 6.932% due 9/1/11 (b)	98,330
630,000	NR	Class C, 6.831% due 9/1/08 (b)	54,153

			1,689,505

Automotive — 2.1%
415,000	B+	Arvin Capital Trust I, Capital Securities,
		9.500% due 2/1/27	433,675
1,160,000	BBB-	Dana Corp., Notes, 6.500% due 3/1/09	1,208,444
1,300,000	CCC	EaglePicher Inc., Sr. Notes, 9.750% due 9/1/13	1,072,500
450,000	BBB-	Ford Motor Co., Notes, 7.450% due 7/16/31	435,110
		General Motors Corp.:
1,000,000	BBB-	Sr. Debentures, 8.375% due 7/15/33	984,932
1,325,000	BBB-	Sr. Notes, 7.125% due 7/15/13	1,301,192
375,000	B-	Rexnord Corp., Sr. Sub. Notes,
		10.125% due 12/15/12	425,625
600,000	B-	Tenneco Automotive Inc., Sr. Secured 2nd
		Lien Notes, Series B, 10.250% due 7/15/13	708,000
163,000	BB-	TRW Automotive Inc., Sr. Sub. Notes,
		11.000% due 2/15/13	192,340

			6,761,818

Broadcasting — 0.9%
225,000	B-	NextMedia Operating, Inc., Sr. Sub. Notes,
		10.750% due 7/1/11	251,437
		Paxson Communications Corp.:
825,000	CCC-	Sr. Sub. Discount Notes, step bond to yield
		12.308% due 1/15/09	810,563
355,000	CCC-	Sr. Sub. Notes, 10.750% due 7/15/08	374,525

See Notes to Financial Statements.	9

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Broadcasting — 0.9% (continued)
$895,000	B-	Radio One, Inc., Sr. Sub. Notes, Series B,
		8.875% due 7/1/11	$980,025
515,000	CCC+	Spanish Broadcasting System Inc.,
		Sr. Sub. Notes, 9.625% due 11/1/09	542,681

			2,959,231

Building/Construction — 3.4%
		Ainsworth Lumber Co., Ltd. Sr. Notes:
725,000	B+	7.250% due 10/1/12 (c)	746,750
900,000	B+	6.750% due 3/15/14	896,250
		Associated Materials Inc.:
2,300,000	B-	Sr. Discount Notes, step bond to yield
		10.559% due 3/1/14	1,679,000
265,000	B-	Sr. Sub. Notes, 9.750% due 4/15/12	293,487
		D.R. Horton, Inc.:
685,000	BB+	Sr. Notes, 8.000% due 2/1/09	762,025
545,000	BB-	Sr. Sub. Notes, 9.375% due 3/15/11	596,703
1,100,000	B-	Goodman Global Holdings, Inc., Sr. Notes,
		5.760% due 6/15/12 (c)(d)	1,133,000
815,000	BB-	KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11	891,957
895,000	BBB-	Lennar Corp., Sr. Notes, Series B,
		9.950% due 5/1/10	948,240
900,000	CCC+	Nortek Inc., Sr. Sub. Notes,
		8.500% due 9/1/14	922,500
490,000	BBB-	The Ryland Group, Inc., Sr. Notes,
		9.750% due 9/1/10	522,791
1,035,000	BB-	Schuler Homes, Inc., Sr. Sub. Notes,
		10.500% due 7/15/11	1,169,550
525,000	B+	Standard Pacific Corp., Sr. Sub. Notes,
		9.250% due 4/15/12	619,500

			11,181,753

Business Services — 3.0%
985,000	B-	Advanstar Communications Inc., 2nd Priority
		Sr. Secured Notes, 10.294% due 8/15/08 (d)	1,044,100
1,450,000	B-	Allied Security Escrow Corp., Sr. Sub. Notes,
		11.375% due 7/15/11	1,524,312
950,000	CCC+	Brand Services, Inc., Sr. Notes,
		12.000% due 10/15/12	1,075,875

10	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Business Services — 3.0% (continued)
$2,380,699	B-	Canwest Media Inc., Sr. Sub. Notes,
		8.000% due 9/15/12 (c)	$2,577,107
		Iron Mountain Inc., Sr. Sub. Notes:
1,100,000	B	8.625% due 4/1/13	1,157,750
350,000	B	7.750% due 1/15/15	357,875
600,000	CCC-	Muzak LLC/Muzak Finance Corp., Sr. Notes,
		10.000% due 2/15/09	540,000
1,475,000	B-	Riddell Bell Holdings, Sr. Sub. Notes,
		8.375% due 10/1/12 (c)	1,534,000

			9,811,019

Cable — 9.0%
		Charter Communications Holdings, LLC/Charter
		Communications Holdings Capital Corp.,
		Sr. Discount Notes:
5,055,000	CCC-	Step bond to yield 14.135% due 1/15/10	4,587,412
1,650,000	CCC-	Step bond to yield 13.335% due 1/15/11	1,348,875
2,250,000	CCC-	Step bond to yield 13.335% due 5/15/11	1,625,625
		CSC Holdings, Inc.:
1,475,000	BB-	Sr. Debentures, 7.625% due 7/15/18	1,725,750
		Sr. Notes:
625,000	BB-	7.875% due 12/15/07	675,781
		Series B:
725,000	BB-	8.125% due 7/15/09	810,188
420,000	BB-	7.625% due 4/1/11	469,350
2,345,000	B+	Sr. Sub. Debentures, 10.500% due 5/15/16	2,638,125
1,450,000	BB-	DIRECTV Holdings LLC/DIRECTV Financing
		Co., Inc., Sr. Notes, 8.375% due 3/15/13	1,645,750
		Echostar DBS Corp., Sr. Notes:
1,193,000	BB-	9.125% due 1/15/09	1,295,896
1,900,000	BB-	6.625% due 10/1/14 (c)	1,961,750
1,550,000	BBB+	Historic TW Inc., Debentures,
		6.625% due 5/15/29	1,697,472
1,585,000	B-	Insight Communications Co., Inc.,
		Sr. Discount Notes, step bond to yield
		13.753% due 2/15/11	1,592,925
400,000	B+	Insight Midwest, L.P./Insight Capital, Inc.,
		Sr. Notes, 10.500% due 11/1/10	437,000

See Notes to Financial Statements.	11

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Cable — 9.0% (continued)
$1,500,000	B	Mediacom Broadband LLC, Sr. Notes,
		11.000% due 7/15/13	$1,666,875
600,000	B	Mediacom LLC/Mediacom Capital Corp.,
		Sr. Notes, 9.500% due 1/15/13	628,500
250,000	B-	NTL Cable PLC, Sr. Notes,
		8.750% due 4/15/14 (c)	285,625
2,710,000	B+	Rogers Cablesystems Ltd., Sr. Sub. Debentures,
		11.000% due 12/1/15	3,004,713
1,300,000	BBB+	Time Warner Inc., Sr. Notes,
		7.625% due 4/15/31	1,590,287

			29,687,899

Chemicals — 4.4%
615,000	BB-	Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11	681,113
1,450,000	B+	Equistar Chemicals, L.P./Equistar Funding Corp.,
		Sr. Notes, 10.625% due 5/1/11	1,682,000
425,000	BB+	FMC Corp., Medium-Term Notes, Series A,
		6.750% due 5/5/05	428,188
825,000	B+	Hercules Inc., Notes, 6.750% due 10/15/29	853,875
		Huntsman ICI Holdings LLC:
1,002,000	B3*	Sr. Discount Notes, zero coupon bond to yield
		13.563% due 12/31/09	576,150
525,000	B+	Sr. Notes, 9.875% due 3/1/09	581,437
1,035,000	B+	International Specialty Holdings Inc., Sr. Secured
		Notes, Series B, 10.625% due 12/15/09	1,133,325
1,055,000	BB-	ISP Chemco Inc., Sr. Sub. Notes, Series B,
		10.250% due 7/1/11	1,186,875
1,425,000	B+	Lyondell Chemical Co., Sr. Secured Notes,
		11.125% due 7/15/12	1,688,625
420,000	BBB-	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	497,700
375,000	B-	Nalco Co., Sr. Sub. Notes, 8.875% due 11/15/13	416,250
390,000	B-	OM Group, Inc., Sr. Sub. Notes,
		9.250% due 12/15/11	421,200
1,200,000	CCC	Resolution Performance Products
		LLC/RPP Capital Corp., Sr. Sub. Notes,
		13.500% due 11/15/10	1,323,000

12	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Chemicals — 4.4% (continued)
		Rhodia SA:
		Sr. Notes:
$25,000	CCC+	7.625% due 6/1/10	$25,750
300,000	CCC+	10.250% due 6/1/10	346,500
1,750,000	CCC+	Sr. Sub. Notes, 8.875% due 6/1/11	1,824,375
105,000	B+	Terra Capital Inc., Sr. Secured Notes,
		12.875% due 10/15/08	129,150
569,000	BB-	Westlake Chemical Corp., Sr. Notes,
		8.750% due 7/15/11	637,280

			14,432,793

Consumer Products & Services — 4.0%
740,000	BBB-	American Greetings Corp., Notes,
		6.100% due 8/1/28	787,175
		Doane Pet Care Co.:
1,075,000	CCC+	Sr. Notes, 10.750% due 3/1/10	1,147,563
105,000	CCC+	Sr. Sub. Notes, 9.750% due 5/15/07	101,850
525,000	B-	FTD, Inc., Sr. Sub. Notes, 7.750% due 2/15/14	547,312
1,525,000	B	Hines Nurseries Inc., Sr. Sub. Notes,
		10.250% due 10/1/11	1,673,688
1,525,000	CCC	Home Interiors & Gifts, Inc., Sr. Sub. Notes,
		10.125% due 6/1/08	1,288,625
1,200,000	B-	Interface, Inc., Sr. Notes, 10.375% due 2/1/10	1,398,000
700,000	CCC+	Leiner Health Products Inc., Sr. Sub. Notes,
		11.000% due 6/1/12	773,500
543,000	Aa3*	Pennzoil-Quaker State Co., Sr. Notes,
		10.000% due 11/1/08	591,367
1,300,000	B	Playtex Products, Inc., Sr. Secured Notes,
		8.000% due 3/1/11	1,433,250
800,000	B-	Sealy Mattress Co., Sr. Sub. Notes,
		8.250% due 6/15/14	842,000
		Service Corp. International:
740,000	BB	Debentures, 7.875% due 2/1/13	789,950
		Sr. Notes:
820,000	BB	6.875% due 10/1/07	863,050
1,030,000	BB	6.500% due 3/15/08	1,078,925

			13,316,255

See Notes to Financial Statements.	13

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Energy — 7.9%
$1,025,000	CCC+	Aventine Renewable Energy Holdings, Sr. Secured
		Notes, 8.501% due 12/15/11 (c)(d)	$1,060,875
4,800,000	B-	Dynegy Holdings Inc., 2nd Priority Sr. Secured
		Notes, 9.160% due 7/15/08 (c)(d)	5,226,000
4,175,000	CCC+	El Paso Corp., Global Sr. Medium-Term Notes,
		7.750% due 1/15/32	4,227,187
1,275,000	BB-	Forest Oil Corp., Sr. Notes,
		8.000% due 12/15/11	1,475,812
1,025,000	B	Hanover Compressor Co., Sr. Notes,
		9.000% due 6/1/14	1,145,438
820,000	BB	Luscar Coal Ltd., Sr. Notes,
		9.750% due 10/15/11	920,450
682,000	B+	Magnum Hunter Resources, Inc., Sr. Notes,
		9.600% due 3/15/12	780,890
1,325,000	B+	Plains Exploration & Production Co.,
		Sr. Sub. Notes, 8.750% due 7/1/12	1,484,000
310,000	BB	Pogo Producing Co., Sr. Sub. Notes, Series B,
		8.250% due 4/15/11	333,250
520,000	BB-	SESI, LLC, Sr. Notes, 8.875% due 5/15/11	566,800
1,625,000	B+	Stone Energy Corp., Sr. Sub. Notes,
		6.750% due 12/15/14 (c)	1,641,250
1,420,000	B	Swift Energy Co., Sr. Sub. Notes,
		9.375% due 5/1/12	1,586,850
		Vintage Petroleum, Inc.:
725,000	BB-	Sr. Notes, 8.250% due 5/1/12	802,938
325,000	B	Sr. Sub. Notes, 7.875% due 5/15/11	350,188
		The Williams Cos., Inc., Notes:
1,025,000	B+	7.625% due 7/15/19	1,189,000
1,825,000	B+	7.875% due 9/1/21	2,153,500
725,000	B+	8.750% due 3/15/32	920,750

			25,865,178

Environmental Services — 1.5%
		Allied Waste North America, Inc.,
		Sr. Notes, Series B:
1,555,000	BB-	8.500% due 12/1/08	1,679,400
225,000	BB-	9.250% due 9/1/12	249,750
1,250,000	B+	7.375% due 4/15/14	1,206,250

14	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Environmental Services — 1.5% (continued)
$1,450,000	B	IMCO Recycling Inc., Sr. Secured Notes,
		10.375% due 10/15/10	$1,645,750

			4,781,150

Financial Services — 3.1%
1,008,000	B-	BCP Caylux Holdings Luxembourg SCA,
		Sr. Sub. Notes, 9.625% due 6/15/14 (c)	1,169,280
600,000	B-	Borden U.S. Finance Corp./ Nova Scotia
		Finance ULC, Sr. Secured Notes,
		9.000% due 7/15/14 (c)	670,500
265,000	BB-	Case Credit Corp., Notes, 6.750% due 10/21/07	271,625
775,000	BBB-	Ford Motor Credit Co., Notes,
		7.250% due 10/25/11	808,027
		General Motors Acceptance Corp., Notes:
775,000	BBB-	6.875% due 8/28/12	762,340
1,425,000	BBB-	6.750% due 12/1/14	1,373,191
625,000	BBB-	8.000% due 11/1/31	628,678
1,015,000	BB	Markel Capital Trust I, Capital Securities,
		Series B, 8.710% due 1/1/46	1,090,567
3,200,000	CCC-	Ocwen Capital Trust I, Capital Securities Notes,
		10.875% due 8/1/27	3,328,000

			10,102,208

Food & Beverage — 1.0%
530,000	B+	Cott Beverages Inc., Sr. Sub. Notes,
		8.000% due 12/15/11	571,738
600,000	BB-	Dean Foods Co., Sr. Notes,
		6.900% due 10/15/17	633,000
675,000	B	Del Monte Corp., Sr. Sub. Notes, Series B,
		8.625% due 12/15/12	756,000
1,600,000	B-	Pinnacle Foods Holding Corp., Sr. Sub. Notes,
		8.250% due 12/1/13	1,464,000

			3,424,738

Healthcare — 4.8%
800,000	CC	aaiPharma Inc., Sr. Sub. Notes, step bond to yield
		16.099% due 4/1/10	576,000
1,450,000	B-	Ameripath, Inc. Sr. Sub. Notes,
		10.500% due 4/1/13	1,515,250

See Notes to Financial Statements.	15

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Healthcare — 4.8% (continued)
$1,250,000	B	Athena Neurosciences Finance LLC, Sr. Notes,
		7.250% due 2/21/08	$1,156,250
825,000	B	Community Health Systems, Inc. Sr. Sub. Notes,
		6.500% due 12/15/12 (c)	834,281
1,197,196	B+	Dade Behring Inc., Sr. Sub. Notes,
		11.910% due 10/3/10	1,325,895
		Extendicare Health Services, Inc., Sr. Sub. Notes:
465,000	B	9.500% due 7/1/10	514,987
700,000	B-	6.875% due 5/1/14	717,500
450,000	CCC+	Hanger Orthopedic Group Notes,
		10.375% due 2/15/09	451,125
725,000	BB+	HCA Inc. Notes, 6.375% due 1/15/15	739,472
1,675,000	B-	IASIS Healthcare LLC/IASIS Capital Corp.,
		Sr. Sub. Notes, 8.750% due 6/15/14	1,829,937
825,000	CCC+	Insight Health Services Corp., Sr. Sub. Notes,
		Series B, 9.875% due 11/1/11	849,750
1,450,000	B-	Medical Device Manufacturing Inc.,
		Sr. Sub. Notes, 10.000% due 7/15/12 (c)	1,587,750
150,000	B-	Psychiatric Solutions, Inc., Sr. Sub. Notes,
		10.625% due 6/15/13	174,375
840,000	B	Sola International Inc., Notes,
		6.875% due 3/15/08	842,495
		Tenet Healthcare Corp.:
1,775,000	B	Notes, 7.375% due 2/1/13	1,690,688
		Sr. Notes:
825,000	B	6.500% due 6/1/12	765,188
50,000	B	9.875% due 7/1/14 (c)	53,500

			15,624,443

Hotels/Casinos/Gaming — 6.9%
1,325,000	B+	Ameristar Casinos, Inc., Sr. Sub. Notes,
		10.750% due 2/15/09	1,479,031
		Caesars Entertainment, Inc., Sr. Sub. Notes:
800,000	BB-	9.375% due 2/15/07	876,000
800,000	BB-	8.875% due 9/15/08	907,000
1,530,000	BB-	8.125% due 5/15/11	1,774,800
		Herbst Gaming Inc. Sr. Sub. Notes:
1,350,000	B-	8.125% due 6/1/12	1,451,250
275,000	B-	7.000% due 11/15/14 (c)	280,500

16	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Hotels/Casinos/Gaming — 6.9% (continued)
		Hilton Hotels Corp.:
$425,000	BBB-	Notes, 7.625% due 12/1/12	$492,575
890,000	BBB-	Sr. Notes, 7.950% due 4/15/07	953,687
		Host Marriott, L.P.:
1,760,000	B+	Notes, Series 1, 9.500% due 1/15/07	1,909,600
375,000	B+	Sr. Notes, 7.125% due 11/1/13	400,312
850,000	B	Kerzner International Ltd., Sr. Sub. Notes,
		8.875% due 8/15/11	930,750
1,300,000	B	Las Vegas Sands Corp., Sr. Notes,
		6.375% due 2/15/15 (c)	1,293,500
		Mandalay Resort Group:
415,000	BB-	Sr. Sub. Debentures, 7.625% due 7/15/13	456,500
1,040,000	BB-	Sr. Sub. Notes, Series B, 10.250% due 8/1/07	1,175,200
		MeriStar Hospitality Operating Partnership,
		L.P./MeriStar Hospitality Finance Corp.,
		Sr. Notes:
150,000	CCC+	9.000% due 1/15/08	160,500
1,250,000	CCC+	10.500% due 6/15/09	1,362,500
50,000	CCC+	9.125% due 1/15/11	55,062
		MGM MIRAGE:
1,200,000	BB+	Sr. Notes, 6.750% due 9/1/12	1,275,000
		Sr. Sub. Notes:
525,000	BB-	9.750% due 6/1/07	584,063
1,285,000	BB-	8.375% due 2/1/11	1,445,625
825,000	B+	Scientific Games Corp., Sr. Sub. Notes,
		6.250% due 12/15/12 (c)	853,875
750,000	BB+	Starwood Hotels & Resorts Worldwide, Inc.,
		Notes, 7.875% due 5/1/12	871,875
450,000	B+	Station Casinos, Inc., Sr. Sub. Notes,
		6.875% due 3/1/16	476,438
1,100,000	B+	Turning Stone Casino Resort Enterprise,
		Sr. Notes, 9.125% due 12/15/10 (c)	1,210,000

			22,675,643

Leisure — 1.3%
515,000	CCC+	AMC Entertainment Inc., Sr. Sub. Notes,
		9.500% due 2/1/11	534,312
2,325,000	B-	Cinemark, Inc., Sr. Discount Notes,
		step bond to yield 9.320% due 3/15/14	1,749,563

See Notes to Financial Statements.	17

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Leisure — 1.3% (continued)
$1,325,000	CCC-	Icon Health & Fitness, Inc., Sr. Sub. Notes,
		11.250% due 4/1/12	$1,026,875
150,000	CCC+	LCE Acquisition Corp., Sr. Sub. Notes,
		9.000% due 8/1/14 (c)	157,875
		Six Flags, Inc., Sr. Notes:
525,000	CCC	9.750% due 4/15/13	501,375
400,000	CCC	9.625% due 6/1/14	377,000

			4,347,000

Machinery — 1.2%
100,000	BB-	Case New Holland Inc., Sr. Notes,
		9.250% due 8/1/11 (c)	110,500
675,000	B-	Columbus McKinnon Corp., Sr. Secured Notes,
		10.000% due 8/1/10	766,125
400,000	B-	Dresser-Rand Group Inc., Sr. Sub. Notes,
		7.375% due 11/1/14 (c)	420,000
1,185,000	B	Flowserve Corp., Sr. Sub. Notes,
		12.250% due 8/15/10	1,297,575
415,000	B+	NMHG Holding Co., Sr. Notes,
		10.000% due 5/15/09	460,650
700,000	B	Terex Corp., Sr. Sub. Notes, Series B,
		10.375% due 4/1/11	784,000

			3,838,850

Manufacturing — 1.2%
745,000	NR	Aqua-Chem, Inc., Sr. Sub. Notes,
		11.250% due 7/1/08	644,425
700,000	B-	Blount Inc., Sr. Sub. Notes, 8.875% due 8/1/12	768,250
950,000	B-	Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (c)	1,030,750
2,475,000	B-	KI Holdings Inc. Sr. Discount Notes, step bond
		to yield 9.879% due 11/15/14 (c)	1,571,625

			4,015,050

Metals/Mining — 1.5%
625,000	B+	AK Steel Corp., Sr. Notes, 7.875% due 2/15/09	645,313
634,000	BBB	Ispat Inland ULC, Sr. Secured Notes,
		9.750% due 4/1/14	776,650
950,000	B-	Mueller Group, Inc., Sr. Sub. Notes,
		10.000% due 5/1/12	1,049,750
850,000	B-	Mueller Holdings Inc., Sr. Discount Notes,
		step bond to yield 14.972% due 4/15/14	618,375

18	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Metals/Mining — 1.5% (continued)
$1,030,000	BBB	Phelps Dodge Corp., Sr. Notes,
		8.750% due 6/1/11	$1,248,067
585,000	B	Wolverine Tube, Inc., Sr. Notes,
		10.500% due 4/1/09	625,950

			4,964,105

Packaging/Containers — 3.5%
1,450,000	B+	Anchor Glass Container Corp., Sr. Secured Notes,
		11.000% due 2/15/13	1,504,375
650,000	B-	Berry Plastics, Sr. Sub. Notes,
		10.750% due 7/15/12	744,250
500,000	B-	JSG Funding PLC, Sr. Notes,
		9.625% due 10/1/12	556,250
2,060,000	BB-	Owens-Brockway Glass Container Inc.,
		Sr. Secured Notes, 8.875% due 2/15/09	2,235,100
1,190,000	B+	Plastipak Holdings, Inc., Sr. Notes,
		10.750% due 9/1/11	1,350,650
		Pliant Corp.:
650,000	CCC+	Sr. Secured 2nd Lien Notes,
		11.125% due 9/1/09	705,250
150,000	CCC+	Sr. Sub. Notes, 13.000% due 6/1/10	147,375
425,000	CCC-	Radnor Holdings Corp., Sr. Notes,
		11.000% due 3/15/10	376,125
935,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (c)	1,005,957
1,525,000	B	Stone Container Finance Co. of Canada II,
		Sr. Notes, 7.375% due 7/15/14	1,610,781
		Tekni-Plex, Inc.:
650,000	CCC-	Sr. Secured Notes, 8.750% due 11/15/13 (c)	640,250
835,000	CCC-	Sr. Sub. Notes, Series B, 12.750% due 6/15/10	747,325

			11,623,688

Paper/Forestry Products — 2.3%
1,385,000	BB-	Abitibi-Consolidated Inc., Debentures,
		8.850% due 8/1/30	1,381,537
1,525,000	B+	Appleton Papers Inc., Sr. Sub. Notes,
		9.750% due 6/15/14	1,643,187
650,000	B-	Blue Ridge Paper Products Inc., Sr. Secured
		Exchange Notes, 9.500% due 12/15/08	653,250

See Notes to Financial Statements.	19

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Paper/Forestry Products — 2.3% (continued)
		Buckeye Technologies Inc., Sr. Sub. Notes:
$525,000	B	9.250% due 9/15/08	$528,938
1,745,000	B	8.000% due 10/15/10	1,775,538
1,600,000	B-	Newark Group Inc., Sr. Sub. Notes,
		9.750% due 3/15/14	1,680,000

			7,662,450

Printing/Publishing — 2.2%
		Cenveo Corp.:
730,000	B+	Sr. Notes, 9.625% due 3/15/12	806,650
800,000	B-	Sr. Sub. Notes, 7.875% due 12/1/13	748,000
422,000	B	Dex Media East LLC /Dex Media East
		Finance Co., Notes, 12.125% due 11/15/12	512,730
		Dex Media, Inc., Discount Notes:
1,100,000	B	Step bond to yield 7.837% due 11/15/13	871,750
800,000	B	Step bond to yield 8.904% due 11/15/13	634,000
855,000	B	Dex Media West LLC / Dex Media West
		Finance Co., Sr. Sub. Notes, Series B,
		9.875% 8/15/13	985,387
1,425,000	B-	HM Publishing Corp., Sr. Discount Notes,
		step bond to yield 11.234% due 10/15/13	1,011,750
365,000	B	PEI Holdings, Inc., Sr. Notes,
		11.000% due 3/15/10	433,894
300,000	B+	R.H. Donnelley Finance Corp. I, Sr. Sub. Notes,
		10.875% due 12/15/12 (c)	353,250
375,000	CCC+	Vertis, Inc., Sr. Secured 2nd Lien Notes,
		9.750% due 4/1/09	399,375
358,000	BB-	Yell Finance BV, Sr. Discount Notes, step bond
		to yield 12.263% due 8/1/11	358,895

			7,115,681

Retail — 3.7%
250,000	BB-	Ahold Finance USA, Inc., Sr. Notes,
		8.250% due 7/15/10	286,250
1,281,233	BB	Ahold Lease USA, Inc., Pass-Through Certificates,
		Series 2001-A-1, 7.820% due 1/2/20	1,426,172
825,000	B-	Carrols Corp., Sr. Sub. Notes,
		9.000% due 1/15/13 (c)	874,500
1,100,000	BBB-	The Gap, Inc., Notes, 9.800% due 12/15/08	1,314,500

20	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Retail — 3.7% (continued)
		J.C. Penney Co., Inc., Notes:
$1,400,000	BB+	8.000% due 3/1/10	$1,592,916
1,323,000	BB+	9.000% due 8/1/12	1,623,681
750,000	B	Jean Coutu Group (PJC) Inc., Sr. Sub. Notes,
		8.500% due 8/1/14 (c)	772,500
		Rite Aid Corp., Sr. Notes:
905,000	B-	7.625% due 4/15/05	909,525
1,105,000	B-	7.125% due 1/15/07	1,127,100
125,000	B-	11.250% due 7/1/08	135,000
1,122,000	BB	Saks Inc., Notes, 9.875% due 10/1/11	1,360,425
700,000	B	VICORP Restaurants, Inc., Sr. Notes,
		10.500% due 4/15/11	728,000

			12,150,569

Technology — 1.3%
		Amkor Technology, Inc.:
475,000	B	Sr. Notes, 9.250% due 2/15/08	467,875
1,335,000	CCC+	Sr. Sub. Notes, 10.500% due 5/1/09	1,264,912
2,400,000	B	Sanmina — SCI Corp., Sub. Debentures,
		zero coupon bond to yield
		10.702% due 9/12/20 (e)	1,305,000
1,240,000	BBB-	Thomas & Betts Corp., Medium-Term Notes,
		6.625% due 5/7/08	1,305,766

			4,343,553

Telecommunications — 12.7%
		AirGate PCS, Inc., Sr. Sub. Secured Notes:
701,300	CCC	9.375% due 9/1/09	759,157
325,000	B-	6.410% due 10/15/11 (c)(d)	338,813
		Alamosa ( Delaware ), Inc.:
584,000	CCC+	Sr. Discount Notes, step bond to yield
		11.437% due 7/31/09	639,480
975,000	CCC+	Sr. Notes, 11.000% due 7/31/10	1,145,625
454,000	CCC	American Tower Corp., Sr. Notes,
		9.375% due 2/1/09	478,970
600,000	CCC	American Tower Escrow Corp., Sr. Sub.
		Discount Notes, zero coupon bond to yield
		14.314% due 8/1/08	453,000
1,350,000	BB+	AT&T Corp., Sr. Notes, 9.050% due 11/15/11	1,571,063

See Notes to Financial Statements.	21

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Telecommunications — 12.7% (continued)
		AT&T Wireless Services, Inc., Sr. Notes:
$2,700,000	A	7.875% due 3/1/11	$3,136,595
2,350,000	A	8.125% due 5/1/12	2,803,799
1,000,000	BB+	9.750% due 11/15/31	1,276,250
		Crown Castle International Corp., Sr. Notes:
1,430,000	CCC+	10.750% due 8/1/11	1,547,975
750,000	CCC+	7.500% due 12/1/13	817,500
775,000	CCC	Dobson Cellular Systems Sr. Secured Notes,
		9.875% due 11/1/12 (c)	825,375
940,000	NR	GT Group Telecom Inc., Sr. Discount Notes,
		step bond to yield 16.470% due 2/1/10 (b)(f)	94
550,000	B+	Intelsat Bermuda Ltd., Sr. Notes,
		7.805% due 1/15/12 (c)(d)	567,875
1,525,000	CCC+	IWO Escrow Co., Sr. Secured Notes,
		6.320% due 1/15/12 (c)(d)	1,586,000
4,075,000	B	Lucent Technologies Inc., Debentures,
		6.450% due 3/15/29	3,896,719
150,000	B+	MCI Inc., Sr. Unsecured Notes,
		8.735% due 5/1/14	168,938
		Nextel Communications, Inc.:
50,000	BB	Sr. Notes, 6.875% due 10/31/13	54,250
1,125,000	BB	Sr. Serial Redeemable Notes,
		7.375% due 8/1/15	1,237,500
602,000	B-	Nextel Partners, Inc., Sr. Notes,
		12.500% due 11/15/09	676,497
1,225,000	B-	Nortel Networks Corp., Notes,
		6.875% due 9/1/23	1,206,625
225,000	B-	Nortel Networks Ltd., Sr. Notes,
		6.125% due 2/15/06	229,500
525,000	B-	Northern Telecom Capital Corp., Notes,
		7.875% due 6/15/26	553,219
775,000	B+	PanAmSat Corp., Sr. Notes,
		9.000% due 8/15/14	856,375
2,425,000	BB-	Qwest Corp. Notes, 9.125% due 3/15/12 (c)	2,819,062
		Qwest Services Corp.:
953,000	B	Notes, 14.500% due 12/15/14 (c)	1,200,780
2,240,000	B	Sr. Deb. Notes, 14.000% due 12/15/10 (c)	2,671,200
1,250,000	B-	SpectraSite, Inc., Sr. Notes, 8.250% due 5/15/10	1,350,000

22	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Telecommunications — 12.7% (continued)
		Sprint Capital Corp.:
$3,400,000	BBB-	Notes, 8.750% due 3/15/32	$4,579,103
1,975,000	BBB-	Sr. Notes, 6.875% due 11/15/28	2,185,948

			41,633,287

Textiles/Apparel — 0.8%
850,000	B-	Levi Strauss & Co., Sr. Notes,
		11.625% due 1/15/08	908,438
2,000,000	B-	Simmons Co., Sr. Notes, step bond to yield
		10.002% due 12/15/14 (c)	1,310,000
468,000	B+	The William Carter Co., Sr. Sub Notes, Series B,
		10.875% due 8/15/11	524,160

			2,742,598

Transportation — 0.5%
875,000	B+	General Maritime Corp., Sr Notes,
		10.000% due 3/15/13	1,008,437
580,000	BB+	Windsor Petroleum Transport Corp.,
		Secured Notes, 7.840% due 1/15/21 (c)	617,174

			1,625,611

Utilities — 6.4%
		The AES Corp., Sr. Notes:
2,330,000	B-	9.500% due 6/1/09	2,696,975
250,000	B-	7.750% due 3/1/14	277,813
1,550,000	BB-	Allegheny Energy Supply Statutory Trust,
		Secured Notes, Series 2001-A,
		10.250% due 11/15/07 (c)	1,749,563
330,000	BB+	Avista Corp., Sr. Notes, 9.750% due 6/1/08	379,194
		Calpine Corp.:
2,755,000	B	2nd Priority Sr. Secured Notes,
		8.500% due 7/15/10 (c)	2,279,762
100,000	CCC+	Sr. Notes, 8.625% due 8/15/10	71,500
795,000	B	Sr. Secured Notes, 8.750% due 7/15/13 (c)	641,962
		Edison Mission Energy, Sr. Notes:
1,055,000	B	10.000% due 8/15/08	1,218,525
475,000	B	7.730% due 6/15/09	513,000
1,775,000	B	9.875% due 4/15/11	2,130,000
625,000	NR	Mirant Americas Generation, LLC., Sr. Notes,
		9.125% due 5/1/31 (b)	700,000

See Notes to Financial Statements.	23

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Rating(a)	Security	Value

Utilities — 6.4% (continued)
$2,406,000	B	NRG Energy, Inc., 2nd Priority Sr. Secured Notes,
		8.000% due 12/15/13 (c)	$2,670,660
1,395,000	B	Orion Power Holdings, Inc., Sr. Notes,
		12.000% due 5/1/10	1,750,725
		Reliant Resources, Inc., Sr. Secured Notes:
1,725,000	B+	9.250% due 7/15/10	1,916,906
1,675,000	B+	9.500% due 7/15/13	1,892,750

			20,889,335

		TOTAL CORPORATE BONDS & NOTES
		(Cost — $271,088,374)	299,711,410

ASSET-BACKED SECURITIES — 0.2%

Airlines — 0.1%
264,695	BB	Continental Airlines, Inc., Pass-Through Trust
		Certificates, Series 2000-2, Class C,
		8.312% due 4/2/11	209,793
581,502	NR	United Airlines, Inc., Pass-Through Certificates,
		Series 2000-1, Class B, 8.030% due 7/1/11 (b)	107,630

			317,423

Financial Services — 0.0%
6,296,588	D	Airplanes Pass-Through Trust, Series 1, Class D,
		10.875% due 3/15/12 (f)	0

Retail — 0.1%
175,000	BB	Ahold Lease USA, Inc., Exchange Pass-Through
		Certificates, Series 2001-A-2,
		8.620% due 1/2/25	200,484

		TOTAL ASSET-BACKED SECURITIES
		(Cost — $7,940,157)	517,907

24	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Shares	Security	Value

COMMON STOCK — 0.8%

Business Services — 0.0%
3,348	Outsourcing Solutions Inc. (f)(g)	$11,720

Food & Beverage — 0.0%
38,785	Aurora Foods Inc. (f)(g)	0

Semiconductor Equipment & Products — 0.0%
829	Freescale Semiconductor, Inc., Class B Shares (g)	15,900

Telecommunications — 0.8%
83,132	Alamosa Holdings, Inc. (g)	1,059,107
21,960	Crown Castle International Corp. (g)	358,834
2,169	McLeodUSA, Inc., Class A Shares (g)	933
7,514	Motorola Inc.	117,669
2,012	Northrop Grumman Corp.	106,435
53,428	Telewest Global Inc. (g)	891,713
12,250	Weblink Wireless Inc., Class A Shares (f)(g)	122

		2,534,813

	TOTAL COMMON STOCK
	(Cost — $4,329,201)	2,562,433

PREFERRED STOCK — 0.8%

Telecommunications — 0.8%
2,234	Alamosa Holdings, Inc., 7.500% Cumulative,
	Series B (h)	2,136,821
12,000	Crown Castle International Corp.,
	6.250% Cumulative (h)	592,500

		2,729,321

	TOTAL PREFERRED STOCK
	(Cost — $1,013,147)	2,729,321

See Notes to Financial Statements.	25

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Warrants	Security	Value

WARRANTS — 0.1%
Financial Services — 0.0%
1,040	Merrill Corp., Expire 5/1/09 (f)	$0

Internet Software/Services — 0.0%
1,055	Cybernet International Services,
	Expire 7/1/09 (c)(f)	0
3,630	WAM!NET Inc., Expire 3/1/05 (c)(f)	36

Metal/Mining — 0.0%
650	Mueller Holdings Inc., Expire 4/15/14 (c)	61,912

Packaging/Containers — 0.0%
150	Pliant Corp., Expire 6/1/10 (c)(f)	2

Technology — 0.0%
2,460	Viasystems Group, Inc., Expire 1/31/10 (f)	0

Telecommunications — 0.1%
600	American Tower Corp., Expire 8/1/08 (c)	140,700
940	GT Group Telecom Inc., Expire 2/1/10 (c)(f)	0
695	Horizon PCS Inc., Expire 10/1/10 (c)(f)	0
4,125	Iridium World Communications Inc.,
	Expire 7/15/05 (c)(f)	41
720	IWO Holdings Inc., Expire 1/15/11 (c)(f)	0
750	Jazztel Plc, Expire 7/15/10 (f)	0
4,125	RSL Communications Ltd., Class A Shares,
	Expire 11/15/06 (f)	0

		140,741

	TOTAL WARRANTS
	(Cost — $796,969)	202,691

26	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS
February 28, 2005 (continued)

Face Amount	Security	Value

REPURCHASE AGREEMENT — 5.2%

$17,271,000	UBS Securities LLC dated 2/28/05,
	2.630% due 3/1/05 ; Proceeds at maturity —
	$17,272,262; (Fully collateralized by various
	U.S. Government Agency Obligations,
	2.000% to 5.000% due 1/15/06 to 10/15/14 ;
	Market value — $17,616,491)
	(Cost — $17,271,000)	$17,271,000

	TOTAL INVESTMENTS — 98.3%
	(Cost — $302,438,848 ** )	322,994,762
	Other Assets in Excess of Liabilities — 1.7%	5,600,861

	TOTAL NET ASSETS — 100.0%	$328,595,623

(a)	All ratings are by Standard & Poor’s Rating Service, except for those identified by an asterisk ( * ), which are rated by Moody’s Investors Service.
(b)	Security is currently in default.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Variable rate security.
(e)	Convertible bonds exchangeable for shares of common stock.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(g)	Non-income producing security.
(h)	Preferred stock convertible into shares of common stock.
**	Aggregate cost for federal income tax purposes is $302,932,051.

See pages 28 and 29 for definitions of ratings.

See Notes to Financial Statements.	27

BOND RATINGS (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)  — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A	—
Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—
Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, and C	—
Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aa	—
Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—
Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

28

BOND RATINGS (unaudited) (continued)

Baa	—
Bonds rated “Baa” are considered as medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba	—
Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—
Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	—	Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.
29

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2005

ASSETS:
Investments, at value (Cost — $302,438,848)	$322,994,762
Cash	991
Interest receivable	5,818,859
Receivable for securities sold	898,321
Prepaid expenses	43,010
Other receivables	111,298

Total Assets	329,867,241

LIABILITIES:
Payable for securities purchased	648,408
Investment advisory fee payable	227,100
Dividends payable	169,564
Administration fee payable	50,466
Transfer agency services payable	9,000
Directors’ fees payable	5,146
Accrued expenses	161,934

Total Liabilities	1,271,618

Total Net Assets	$328,595,623

NET ASSETS:
Par value of capital shares	$45,638
Capital paid in excess of par value	501,643,690
Overdistributed net investment income	(169,564)
Accumulated net realized loss from investment transactions	(193,480,055)
Net unrealized appreciation of investments and foreign currencies	20,555,914

Total Net Assets
(Equivalent to $7.20 per share on 45,637,929 shares of $0.001
par value outstanding; 500,000,000 shares authorized)	$328,595,623

30	See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended February 28, 2005

INVESTMENT INCOME:
Interest	$28,112,228
Dividends	93,847

Total Investment Income	28,206,075

EXPENSES:
Investment advisory fee (Note 2)	2,910,020
Administration fee (Note 2)	646,671
Transfer agency services	132,232
Shareholder communications	123,536
Audit and legal	82,705
Custody	59,083
Directors’ fees	56,120
Stock exchange listing fees	39,506
Other	13,978

Total Expenses	4,063,851

Net Investment Income	24,142,224

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain From:
Investment transactions	6,165,415
Foreign currency transactions	419,476

Net Realized Gain	6,584,891

Change in Net Unrealized Appreciation From:
Investments	(976,136)
Foreign currencies	(2,359)

Net Change in Unrealized Appreciation/Depreciation	(978,495)

Increase From Payment by Affiliate (Note 2)	147,700

Net Gain on Investments and Foreign Currencies	5,754,096

Increase in Net Assets From Operations	$29,896,320

See Notes to Financial Statements.	31

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended February 28, 2005 and February 29, 2004

	2005	2004
OPERATIONS:
Net investment income	$24,142,224	$26,364,692
Net realized gain (loss)	6,584,891	(1,800,608)
Net change in unrealized
appreciation/depreciation	(978,495)	41,844,273
Increase from payment by affiliate	147,700	—

Increase in Net Assets
From Operations	29,896,320	66,408,357

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(26,424,361)	(27,038,516)
Capital	—	(1,870,208)

Decrease in Net Assets From
Distributions to Shareholders	(26,424,361)	(28,908,724)

FUND SHARE TRANSACTIONS (NOTE 4):
Net asset value of shares issued for
reinvestment of dividends and distributions	—	3,567,971

Increase in Net Assets From
Fund Share Transactions	—	3,567,971

Increase in Net Assets	3,471,959	41,067,604

NET ASSETS:
Beginning of year	325,123,664	284,056,060

End of year*	$328,595,623	$325,123,664

* Includes overdistributed net investment income of:	$(169,564)	$(869,245)

32	See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2005(1)		2004(1)(2)	2003(1)	2002(1)	2001

Net Asset Value, Beginning of Year	$7.12		$6.30	$6.84	$8.84	$10.02

Income (Loss) From Operations:
Net investment income	0.53		0.58	0.65	0.82 (3)	0.97
Net realized and
unrealized gain (loss)	0.13		0.88	(0.51)	(1.96 (3)	(1.18)

Total Income (Loss) From Operations	0.66		1.46	0.14	(1.14)	(0.21)

Gain From Repurchase of Treasury Stock	—		—	—	—	0.01

Less Distributions From:
Net investment income	(0.58)		(0.60)	(0.65)	(0.82)	(0.98)
Capital	—		(0.04)	(0.03)	(0.04)	—

Total Distributions	(0.58)		(0.64)	(0.68)	(0.86)	(0.98)

Net Asset Value, End of Year	$7.20		$7.12	$6.30	$6.84	$8.84

Total Return, Based on Market Price(4)	1.45%		11.78%	7.86%	(11.87)%	24.22%

Total Return, Based on Net Asset Value(4)	10.33	%(5)	23.98%	2.68%	(13.32)%	(1.06)%

Net Assets, End of Year (millions)	$329		$325	$284	$305	$383

Ratios to Average Net Assets:
Expenses	1.26%		1.24%	1.26%	1.24%	1.20%
Net investment income	7.47		8.45	10.27	10.86 (3)	10.59

Portfolio Turnover Rate	41%		31%	71%	81%	65%

Market Price, End of Year	$6.49		$6.98	$6.85	$7.080	$9.000

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the year ended February 29, 2004.
(3)
Effective March 1, 2001, the Fund adopted a change in accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended February 28, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.83 per share, $1.97 per share and 10.96%, respectively. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation.

(4)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(5)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

See Notes to Financial Statements.	33

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

         Managed High Income Portfolio Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

         The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

         (a) Investment Valuation.  Securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value.

         (b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

         (c) Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses

34

NOTES TO FINANCIAL STATEMENTS (continued)

resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

         (d) Security Transactions and Investment Income.  Security transactions are accounted for on trade date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent that any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

         (e) Credit and Market Risk.  The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment-grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

         (f) Dividends and Distributions to Shareholders.  Dividends from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. To the extent that the Fund’s current year distributions of net investment income exceed current year taxable income, such excess distributions will be taxable as ordinary income to shareholders to the extent of the capital loss carryforward utilized.

         (g) Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

35

NOTES TO FINANCIAL STATEMENTS (continued)

         (h) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

(a)	$1,824,978	—	$(1,824,978)
(b)	1,156,840	$(1,156,840)	—

(a)	Reclassifications are due to a taxable overdistribution.
(b)
Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from asset-backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of consent fees.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

         Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.90% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

         SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

         During the year ended February 28, 2005, SBFM reimbursed the Fund in the amount of $147,700 for losses incurred resulting from an investment transaction error.

         All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

36

NOTES TO FINANCIAL STATEMENTS (continued)

3. Investments

During the year ended February 28, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were:

Purchases	$124,121,046

Sales	139,495,532

At February 28, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$36,139,933
Gross unrealized depreciation	(16,077,222)

Net unrealized appreciation	$20,062,711

4. Capital Shares

Capital stock transactions were as follows:

	Year Ended February 28, 2005		Year Ended February 29, 2004

	Shares	Amount	Shares	Amount

Shares issued on reinvestment	—	—	528,592	$3,567,971

         On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the year ended February 28, 2005, the Fund did not repurchase shares.

5. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended February 28, 2005 and February 29, 2004 was as follows:
	2005	2004

Distributions paid from:
Ordinary income	$26,424,361	$27,038,516
Tax return of capital	—	1,870,208

Total Distributions Paid	$26,424,361	$28,908,724

37

NOTES TO FINANCIAL STATEMENTS (continued)

As of February 28, 2005, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward (a)	$(192,986,852)
Other book/tax temporary differences (b)	(169,564)
Unrealized appreciation (c)	20,062,711

Total accumulated losses — net	$(173,093,705)

(a) On February 28, 2005, the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount

2/28/2008	$24,008,335
2/28/2009	37,822,746
2/28/2010	87,539,581
2/28/2011	38,635,215
2/28/2012	4,980,975

$192,986,852

These amounts will be available to offset any future taxable capital gains.
(b)	Other book/tax temporary differences are attributable primarily to the difference between cash and accrual basis distributions paid by the Fund.
(c)
The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

6.	Additional Information

         In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

         In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

38

NOTES TO FINANCIAL STATEMENTS (continued)

         CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

         In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

         Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

         Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

         Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and will not receive any payments

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of
Managed High Income Portfolio Inc.:

        We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Managed High Income Portfolio Inc. (“Fund”) as of February 28, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Income Portfolio Inc. as of February 28, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York April 19, 2005

40

FINANCIAL DATA (unaudited)
For a share of capital stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price†	Net Asset Value†	Dividend Paid	Dividend Reinvestment Price

Fiscal Year 2003
3/19/02	3/22/02	$7.35	$6.93	$0.063	$6.98
4/23/02	4/26/02	7.09	6.93	0.056	6.93
5/28/02	5/31/02	6.97	6.82	0.056	6.82
6/25/02	6/28/02	6.19	6.52	0.056	6.08
7/23/02	7/26/02	5.51	6.14	0.056	5.69
8/27/02	8/30/02	6.01	6.08	0.056	6.04
9/24/02	9/27/02	5.73	5.95	0.056	5.88
10/22/02	10/25/02	5.51	5.71	0.056	5.63
11/25/02	11/29/02	6.12	6.10	0.056	6.10
12/23/02	12/27/02	6.01	6.13	0.056	6.09
1/28/03	1/31/03	6.50	6.24	0.056	6.24
2/25/03	2/28/03	6.75	6.24	0.056	6.41

Fiscal Year 2004
3/25/03	3/28/03	6.78	6.34	0.056	6.44
4/22/03	4/25/03	6.92	6.56	0.056	6.57
5/27/03	5/30/03	7.27	6.71	0.056	6.91
6/24/03	6/27/03	7.23	6.89	0.056	6.89
7/22/03	7/25/03	6.87	6.86	0.056	6.86
8/26/03	8/29/03	6.83	6.72	0.056	6.72
9/23/03	9/26/03	6.80	6.87	0.050	6.85
10/28/03	10/31/03	6.94	6.94	0.050	6.94
11/24/03	11/28/03	6.90	6.98	0.050	6.97
12/22/03	12/26/03	6.94	7.11	0.050	7.00
1/27/04	1/30/04	7.07	7.24	0.050	7.10
2/24/04	2/27/04	6.90	7.10	0.050	7.00

Fiscal Year 2005
3/23/04	3/26/04	6.89	7.09	0.050	6.95
4/27/04	4/30/04	6.38	7.07	0.050	6.48
5/25/04	5/28/04	6.33	6.87	0.050	6.42
6/22/04	6/25/04	6.25	6.93	0.050	6.34
7/27/04	7/30/04	6.45	6.94	0.050	6.50
8/24/04	8/27/04	6.65	7.00	0.050	6.77
9/21/04	9/24/04	6.78	7.07	0.050	6.83
10/26/04	10/29/04	6.88	7.10	0.050	6.97
11/22/04	11/26/04	6.62	7.17	0.050	6.71
12/28/04	12/31/04	6.48	7.21	0.043	6.55
1/25/05	1/28/05	6.38	7.14	0.043	6.45
2/22/05	2/25/05	6.36	7.19	0.043	6.50

† As of record date.

41

ADDITIONAL INFORMATION (unaudited)

Information about Directors and Officers

The business and affairs of Managed High Income Portfolio Inc. (“Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Directors:

Dwight B. Crane Harvard Business School Soldiers Field Road Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1993	Professor, Harvard Business School	50	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director	Since 1993	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 2000	Managing Partner of Robert A. Frankel Management Consultants	24	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514 Birth Year: 1931	Director	Since 1993	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 1993	President of WR Hutchinson & Associates, Inc.; Formerly Group Vice President, Mergers & Acquisitions BP p.l.c.	44	Director, Associated Bank and Associated Banc-Corp.

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Director	Since 1993	Senior Partner of Pavia & Harcourt Attorneys	7	None

42

ADDITIONAL INFORMATION (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Interested Directors:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior
Vice President and Chief
Administrative Officer of mutual
funds associated with Citigroup;
Head of International Funds
Administration of CAM (from
2001 to 2003); Director of
Global Funds Administration of
CAM (from 2000 to 2001);
Head of U.S. Citibank Funds
Administration of CAM (from
			1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer or Controller of certain mutual funds associated with Citigroup	N/A	N/A

43

ADDITIONAL INFORMATION (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Beth A. Semmel, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2002	Managing Director of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1958	Vice President and Investment Officer	Since 2002	Managing Director of SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti- Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000);
Director of Compliance, North
America, CAM (since 2000);
Chief Anti-Money Laundering
Compliance Officer and Chief
Compliance Officer of certain
mutual funds associated with
Citigroup; Director of Compliance,
Europe, the Middle East and
			Africa, CAM (from 1999 to 2000)	N/A	N/A

	Chief Compliance Officer	Since 2004

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

————————
*	Directors are elected for a term of three years.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

44

ANNUAL CEO CERTIFICATION (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

45

DIVIDEND REINVESTMENT PLAN (unaudited)

     Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Inc. (“PFPC”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

     If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

     If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Citigroup Global Markets Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts (effective June 1, 1996, the Plan’s Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the

46

DIVIDEND REINVESTMENT PLAN (unaudited)(continued)

weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by PFPC on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by telephone at 1 (800) 331-1710.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

47

(This page intentionally left blank.)

Directors	Officers (continued)
Dwight B. Crane	Robert I. Frenkel
Paolo M. Cucchi	Secretary and
Robert A. Frankel	Chief Legal Officer
R. Jay Gerken, CFA
Chairman	Investment Adviser and Administrator
Paul Hardin	Smith Barney Fund Management LLC
William R. Hutchinson	399 Park Avenue
George M. Pavia	New York, New York 10022

Officers	Transfer Agent
R. Jay Gerken, CFA	PFPC Inc.
President and	P.O. Box 43027
Chief Executive Officer	Providence, Rhode Island 02940-3027

Andrew B. Shoup	Custodian
Senior Vice President and	State Street Bank and Trust Company
Chief Administrative Officer	225 Franklin Street
Boston, Massachusetts 02110
Kaprel Ozsolak
Chief Financial Officer and
Treasurer

Beth A. Semmel, CFA
Vice President and
Investment Officer

Peter J. Wilby, CFA
Vice President and
Investment Officer

Andrew Beagley
Chief Compliance Officer

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-888-735-6507, (2) on the Fund's website at www.citigroupAM.com and (3) on the SEC's website at www.sec.gov.

FD0882 4/05 05-8251

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees for the Managed High Income Portfolio Inc. were $33,000 and $33,000 for the years ended 2/28/05 and 2/29/04.

(b)	Audit-Related Fees for the Managed High Income Portfolio Inc. were $0 and $0 for the years ended 2/28/05 and 2/29/04.

(c)	Tax Fees for Managed High Income Portfolio Inc. were $0 and $2,700 for the years ended 2/28/05 and 2/29/04. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Managed High Income Portfolio Inc.

(d)	All Other Fees for Managed High Income Portfolio Inc. were $0 and $0 for the years ended 2/28/05 and 2/29/04.

(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Managed High Income Portfolio Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 2/28/05 and 2/29/04; Tax Fees were 100% and 100% for the years ended 2/28/05 and 2/29/04; and Other Fees were 100% and 100% for the years ended 2/28/05 and 2/29/04.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Managed High Income Portfolio Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Managed High Income Portfolio Inc. Fees billed to and paid by Citigroup Global Markets Inc. related to transfer agent matter as fully described in the notes to the financial statements titled “Additional Information” were $75,000 and $0 for the years ended 2/28/05 and 2/29/04.

(h)	Yes. The Managed High Income Portfolio Inc.‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Funds, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Managed High Income Portfolio Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Managed High Income Portfolio Inc.

Date: May 6, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Managed High Income Portfolio Inc.

Date: May 6, 2005

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak Chief Financial Officer of Managed High Income Portfolio Inc.

Date: May 6, 2005